Inventory	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
Inventory

Note 13 Inventory

	December 31,	December 31,
(in U.S. dollars)	2024	2023
Raw materials	$10,083	$507,326
Components and assemblies	1,240,568	1,403,873
Finished goods – at cost	133,253	89,609
Total Inventory	$1,383,904	$2,000,808

Amounts Recognized in Profit or Loss

Inventories recognized as an expense during the year ended December 31, 2024, amounted to $0.7 million. Inventories recognized as an expense during the year ended December 31, 2023, amounted to $1.1 million. These were included in product manufacturing and operating costs (exclusive of depreciation presented separately) in the consolidated statements of profit or loss and other comprehensive (loss) income.